Exhibit 99.1

GSV Capital Corp.

GSV Capital Corp. Reports Second Quarter 2016 Financial Results and

Declares a $0.04 Dividend per Share

Net Asset Value of $10.22 per Share as of June 30, 2016

WOODSIDE, Calif., August 4, 2016 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter ended June 30, 2016. Net assets totaled approximately $226.8 million, or $10.22 per share, at June 30, 2016, as compared to $10.96 per share at March 31, 2016.

“We are pleased to report that our Board of Directors announced a $0.04 per share cash dividend," said Michael Moe, Chief Executive Officer of GSV Capital. “We believe the GSV Capital portfolio continues to demonstrate strong fundamentals, with average year-over-year revenue growth on track to exceed 100% for the third straight year. Our second quarter investment in Snapchat, coupled with the successful monetization of selected holdings in the same period, reinforces our commitment to creating long-term stockholder value by connecting public investors with some of the most dynamic, venture-backed private companies in the world.”

Dividend Information

On August 3, 2016, GSV Capital’s Board of Directors declared a per share cash dividend of $0.04 payable on August 24, 2016 to the Company’s stockholders of record as of the close of business on August 16, 2016.

Investment Portfolio as of June 30, 2016

At June 30, 2016, GSV Capital held positions in 47 portfolio companies with an aggregate fair value of approximately $313.0 million. Excluding Treasuries, the Company’s three largest investments comprised 25.1% of its total portfolio at fair value, while its top ten portfolio company investments accounted for 53.6% of the total portfolio at fair value.

Top Ten Investments at June 30, 2016

$ in millions (rounded)	Fair Value	% of Total Portfolio
Palantir Technologies, Inc.	$45.2	14.4%
Dropbox, Inc.	17.3	5.5
Spotify Technology S.A.	16.2	5.2
Coursera, Inc.	14.4	4.6
PayNearMe, Inc.	14.0	4.5
Twitter, Inc.	13.5	4.3
Declara, Inc.	12.0	3.8
General Assembly Space, Inc.	11.9	3.8
JAMF Holdings, Inc.	11.7	3.7
Curious.com, Inc.	11.6	3.7
Total (rounded)	$167.9	53.6%

Of the five key investment themes GSV Capital has identified in its portfolio, Cloud Computing and Big Data is its largest commitment, accounting for 32.7% of the total portfolio at fair value. Education Technology represents 30.3% of the total portfolio at fair value, and Social Mobile, Marketplaces and Sustainability represent 17.7%, 14.9% and 4.4% of the total portfolio at fair value, respectively.

GSV Capital Corp.

Second Quarter 2016 Portfolio Investment Activity

In the second quarter of 2016, GSV Capital invested approximately $4.5 million, including a new investment of approximately $4.0 million in Snapchat and a $500,000 follow-on investment in nestGSV (d/b/a GSVlabs).

GSV Capital sold shares in the following portfolio company during the second quarter:

		Average
	Shares	Net Share	Net	Realized
Portfolio Company	Sold	Price [1]	Proceeds	Gains [2]	IRR

Lyft, Inc.	81,667	$23.67	$1,932,965	$1,104,244	48.2%

__________

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).
(2)	Realized gains exclude any realized gains/(losses) incurred on the maturity of GSV Capital’s treasury investments.

Subsequent to second quarter-end, through August 4, 2016, GSV Capital sold shares in the following portfolio companies:

		Average
	Shares	Net Share	Net	Realized
Portfolio Company	Sold	Price [1]	Proceeds	Gains [2]	IRR

Lyft, Inc.	100,000	$24.00	$2,400,000	$1,383,880	43.9%
Twitter, Inc.	800,600	$18.21	$14,578,469	$306,603	0.4%

__________

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).
(2)	Realized gains exclude any realized gains/(losses) incurred on the maturity of GSV Capital’s treasury investments.

At quarter-end, GSV Capital had $3.5 million of borrowings outstanding and $14.5 million of borrowing capacity available under its $18.0 million credit facility. As of August 4, 2016, GSV Capital had no borrowings outstanding and $18.0 million of borrowing capacity available to it under its credit facility.

GSV Capital Corp.

Second Quarter 2016 Financial Results

	Quarter Ended June 30, 2016		Quarter Ended June 30, 2015
	$ in millions (rounded)	per share	$ in millions (rounded)	per share
Net investment loss	$(1.4)	$(0.06)	$(3.6)	$(0.19)

Net realized gains	$1.1	$0.05	$13.6	$0.71

Provision for taxes on net realized gains	-	-	$(5.6)	$(0.29)

Net change in unrealized depreciation of investments	$(15.9)	$(0.72)	$(5.7)	$(0.29)

Benefit for taxes on unrealized depreciation of investments	-	-	$2.4	$0.12

Net increase/(decrease) in net assets resulting from operations - basic	$(16.3)	$(0.74)	$1.1	$0.06

Weighted-average common basic shares outstanding were approximately 22.2 million for the quarter ended June 30, 2016 and 19.3 million for the quarter ended June 30, 2015.

GSV Capital’s liquid assets ended the quarter at $36.4 million, consisting of $2.5 million of cash, $14.5 million of unused borrowings available under the Company’s credit facility and $19.5 million of public securities not subject to lock-up agreements, none of which are subject to periodic sales restrictions.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call number for U.S. participants is 888-819-8001, and the conference call number for participants outside of the United States is 1-913-312-0398. The conference ID number for both call numbers is 8543219. Additionally, interested parties can listen to a live webcast of the call from the “Investors” section of GSV Capital’s website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed through August 11, 2016 by dialing 888-203-1112 (U.S.) or 1-719-457-0820 (international) and using conference ID number 8543219.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the Company seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

GSV Capital Corp.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

	June 30, 2016	December 31, 2015

ASSETS
Investments at fair value:
Investments in controlled securities (cost of $22,831,552 and $21,830,392, respectively) (1)	$23,666,295	$22,871,790
Investments in affiliated securities (cost of $71,994,560 and $73,942,123, respectively) (1)	62,705,806	66,075,585
Investments in non-controlled/non-affiliated securities (cost of $197,104,024 and $197,577,328, respectively)	226,652,817	260,861,392
Investments in treasury bill (cost of $29,999,640 and $29,999,968, respectively)	29,999,700	30,000,000
Investments owned and pledged (amortized cost of $1,849,291 and $3,675,192, respectively) (2)	1,850,371	3,676,693
Total Investments (cost of $323,779,067 and $327,025,003, respectively)	344,874,989	383,485,460

Cash	2,457,294	13,349,877
Restricted cash	75,681	52,931
Due from:
GSV Asset Management (1)	1,623	220,770
Portfolio companies (1)	52,492	56,371
Interest and dividends receivable	127,800	97,183
Prepaid expenses and other assets	163,720	227,826
Deferred financing costs (3)	298,984	352,653
Total Assets	348,052,583	397,843,071

LIABILITIES
Due to:
GSV Asset Management (1)	532,690	5,047,429
Accounts payable and accrued expenses	246,097	105,587
Accrued incentive fees (1)	9,288,757	17,314,565
Accrued management fees (1)	583,472	683,423
Accrued interest payable	1,056,563	1,056,563
Payable for securities purchased	26,499,600	26,499,357
Deferred tax liability	12,476,155	12,476,155
Line of credit payable	3,500,000	-
Convertible Senior Notes payable 5.25% due September 15, 2018 (2)(3)	67,077,582	66,649,047
Total Liabilities	121,260,916	129,832,126

Commitments and contingencies (Note 6)

Net Assets	$226,791,667	$268,010,945

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 22,181,003 issued and outstanding, respectively)	$221,810	$221,810
Paid-in capital in excess of par	237,757,527	237,757,527
Accumulated net investment loss	(17,518,071)	(16,634,037)
Accumulated net realized gains (losses) on investments	(2,289,367)	2,681,342
Accumulated net unrealized appreciation of investments	8,619,768	43,984,303
Net Assets	$226,791,667	$268,010,945

Net Asset Value Per Share	$10.22	$12.08

(1)	This balance is a related-party transaction.
(2)	The Convertible Senior Notes have a face value of $69,000,000. In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with U.S. Bank National Association, the trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of June 30, 2016, five of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. At June 30, 2016, the remaining government securities are scheduled to mature on August 15, 2016 and are shown on the Condensed Consolidated Statements of Assets and Liabilities as “Investments owned and pledged” with an amortized cost of $1,849,291.
(3)	Deferred debt issuance costs of $1,947,572 related to the Company’s issuance of the Convertible Senior Notes payable were previously classified as “Deferred financing costs” as of December 31, 2015. In accordance with ASU 2015-03, this balance has been retrospectively reclassified as a direct deduction from the Convertible Senior Notes on the Condensed Consolidated Statements of Assets and Liabilities at June 30, 2016.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
INVESTMENT INCOME
Interest income from controlled securities (1)	$15,528	$-	$20,417	$-
Interest income / (reversal of interest accrual) from affiliated securities (1) (3)	(73,894)	69,165	18,584	120,396
Interest income from non-controlled/non-affiliated securities	4,247	7,945	9,532	15,738
Dividend income from non-controlled/non-affiliated securities	-	46,781	-	46,781
Total Investment Income	(54,119)	123,891	48,533	182,915

OPERATING EXPENSES
Management fees (1)	1,740,223	2,010,385	3,698,223	3,931,513
(Reversal of incentive fee accrual)/Incentive fees (1)	(2,907,224)	1,565,339	(8,025,808)	9,777,067
Costs incurred under administration agreement (1)	698,692	785,036	1,298,642	1,587,432
Directors’ fees	86,250	107,500	172,500	192,806
Professional fees	367,375	394,228	1,004,503	735,972
Interest expense	1,184,326	1,228,783	2,367,489	2,597,586
Other expenses	207,280	143,153	417,018	264,478
Gain on fair value adjustment for embedded derivative	-	(1,000)	-	(1,000)
Total Operating Expenses	1,376,922	6,233,424	932,567	19,085,854

Benefit for taxes on net investment loss	-	2,494,459	-	7,718,070

Net Investment Loss	(1,431,041)	(3,615,074)	(884,034)	(11,184,869)

Net Realized Gains/(Losses):
From non-controlled/non-affiliated securities	1,104,361	13,636,614	(4,970,709)	26,855,017
Net Realized Gains/(Losses) on investments	1,104,361	13,636,614	(4,970,709)	26,855,017

Provision for taxes on realized
gains on investments	-	(5,567,830)	-	(10,964,904)

Net Change in Unrealized Appreciation/
(Depreciation) on investments:
From controlled securities	60,073	(8,277)	(206,655)	(33,572)
From affiliated securities	(5,229,279)	(804,967)	(6,377,466)	(657,088)
From non-controlled/non-affiliated securities	(10,774,328)	(4,931,155)	(28,780,414)	22,730,342
Total Change in Unrealized Appreciation/
(Depreciation) on investments	(15,943,534)	(5,744,399)	(35,364,535)	22,039,682

(Provision)/Benefit for taxes on unrealized
appreciation/depreciation on investments	-	2,372,190	-	(8,998,803)

Net Increase/(Decrease) in Net Assets
Resulting from Operations	$(16,270,214)	$1,081,501	$(41,219,278)	$17,746,123

Net Increase/(Decrease) in Net Assets Resulting
from Operations per Common Share
Basic	$(0.74)	$0.06	$(1.86)	$0.92
Diluted (2)	$(0.74)	$0.06	$(1.86)	$0.81

Weighted-Average Common Shares Outstanding
Basic	22,181,003	19,320,100	22,181,003	19,320,100
Diluted (2)	22,181,003	19,320,100	22,181,003	23,564,228

(1)	This balance is a related-party transaction.
(2)	For each of the three and six months ended June 30, 2016, 5,710,212 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase/(decrease) in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive. For the three months ended June 30, 2015, 4,244,128 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.
(3)	Interest income for the three and six months ended June 30, 2016 reflects the reversal of previously accrued interest from loans to Fullbridge, Inc.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

	Three months ended		Three months ended
	June 30, 2016		June 30, 2015
Per Share Data:
Net asset value at beginning of period	$10.96		$15.66
Net investment loss	(0.06)	(1)	(0.19)	(1)
Realized gain	0.05	(1)	0.71	(1)
Provision for taxes on net realized capital gains	-	(1)	(0.29)	(1)
Net change in unrealized depreciation	(0.72)	(1)	(0.29)	(1)
Benefit for taxes on unrealized depreciation of investments	-	(1)	0.12	(1)
Net asset value at end of period	$10.22		$15.72

Per share market value at end of period	$5.02		$10.31
Total return based on market value	(10.36)	%(2)	5.20	% (2)
Total return based on net asset value	(6.75)	%(2)	0.38	%(2)
Shares outstanding at end of period	22,181,003		19,320,100
		.
Ratio/Supplemental Data:
Net assets at end of period	$226,791,667		$303,649,796
Average net assets	$240,847,024		$295,688,346

Annualized ratios
Ratio of gross operating expenses to average net assets (3)	2.29%		8.55%
Ratio of net income tax provisions to average net assets (3)	-%		(0.96)%
Ratio of net operating expenses to average net assets (3)	2.29%		7.59%

Ratio of net investment loss to
average net assets (3)	(2.38)%		(4.96)%

Portfolio Turnover Ratio	0.61%		0.39%

	Six months ended		Six months ended
	June 30, 2016		June 30, 2015
Per Share Data:
Net asset value at beginning of period	$12.08	(1)	$14.80	(1)
Net investment loss	(0.04)	(1)	(0.58)	(1)
Realized gain/(loss)	(0.22)	(1)	1.39	(1)
Provision for taxes on net realized capital gains	-	(1)	(0.57)	(1)
Net change in unrealized appreciation/(depreciation)	(1.59)	(1)	1.15	(1)
Provision for taxes on unrealized appreciation of investments	-		(0.47)
Net asset value at end of period	$10.22		$15.72

Per share market value at end of period	$5.02		$10.31
Total return based on market value	(24.05)	%(2)	19.47	%(2)
Total return based on net asset value	(15.40)	%(2)	6.22	%(2)
Shares outstanding at end of period	22,181,003		19,320,100

Ratio / Supplemental Data:
Net assets at end of period	$226,791,667		$303,649,796
Average net assets	$262,765,524		$293,486,377

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

Annualized ratios
Ratio of gross operating expenses to average net assets (3)	0.71%	13.11%
Ratio of net income tax provisions to average net assets (3)	-%	(8.41)%
Ratio of net operating expenses to average net assets (3)	0.71%	4.70%

Ratio of net investment loss to average net assets (3)	(0.67)%	(7.69)%

Portfolio Turnover Ratio	2.12%	2.72%

(1)	Based on weighted-average number of shares outstanding for the period.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses are not annualized. For each of the three and six months ended June 30, 2016 and 2015, the Company did not incur any non-recurring expenses. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.